UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 9, 2024
Mettler-Toledo International Inc.
(Exact name of registrant as specified in its charter)

Delaware	File No.	001-13595	13-3668641
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1900 Polaris Parkway
Columbus,	OH
and
Im Langacher, P.O. Box MT-100
CH Greifensee, Switzerland		43240	and 8606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 1-614-438-4511 and +41-44-944-22-11

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MTD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
    The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” The information furnished in this Form 8-K and the Exhibit attached hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
    On May 9, 2024 Mettler-Toledo International Inc. (“Mettler-Toledo”) issued a press release (the “Release”) setting forth its financial results for the three months ended March 31, 2024. A copy of the Release is furnished hereto as Exhibit 99.1 to this report.

Non-GAAP Financial Measures
    Mettler-Toledo supplements its U.S. GAAP results with non-GAAP financial measures. The principal non-GAAP financial measures Mettler-Toledo uses are Adjusted Earnings per Share, Adjusted Operating Profit, Adjusted Free Cash Flow and Local Currency Sales Growth.

Adjusted Earnings per Share
    Mettler-Toledo defines Adjusted Earnings per Share as diluted earnings per common share excluding certain non-recurring discrete tax items, amortization of purchased intangible assets, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax. The most directly comparable U.S. GAAP financial measure is diluted earnings per common share.
    Mettler-Toledo believes that Adjusted Earnings per Share is important supplemental information for investors. Mettler-Toledo uses this measure because it excludes certain non-recurring discrete tax items, amortization of purchased intangibles, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax, which management believes are not directly related to current and ongoing operations thereby providing investors with information that helps to compare ongoing operating performance.
    Adjusted Earnings per Share is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Adjusted Earnings per Share is not intended to represent diluted earnings per common share under U.S. GAAP and should not be considered as an alternative to diluted earnings per common share as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Adjusted Earnings per Share
    Mettler-Toledo’s non-GAAP measure, Adjusted Earnings per Share, has certain material limitations as follows:
    It does not include certain non-recurring discrete tax items, amortization expense of purchased intangibles, net of tax, restructuring charges, net of tax and certain other one-time charges, net of tax. Because non-recurring discrete tax items, amortization of purchased intangibles, restructuring charges and certain other one-time charges are components of diluted earnings per share under U.S. GAAP, any measure that excludes non-recurring discrete tax items, amortization of purchased intangibles, restructuring charges and certain other one-time charges, has material limitations.

Adjusted Operating Profit
    Mettler-Toledo defines Adjusted Operating Profit as gross profit less research and development and selling, general and administrative expenses before amortization, interest, restructuring charges and other charges (income), net and taxes. The most directly comparable U.S. GAAP financial measure is earnings before taxes.
    Mettler-Toledo believes that Adjusted Operating Profit is important supplemental information for investors. Adjusted Operating Profit is used internally as the principal profit measurement by its segments in their reporting to management. Mettler-Toledo uses this measure because it excludes amortization, interest, restructuring charges and other charges (income), net and taxes, which are not allocated to the segments.
    On a consolidated basis, Mettler-Toledo also believes Adjusted Operating Profit is an important supplemental method of measuring profitability. It is used internally by senior management for measuring profitability and setting performance targets for managers, and has historically been used as one of the means of publicly providing guidance on possible future results. Mettler-Toledo also believes that Adjusted Operating Profit is an important performance measure because it provides a measure of comparability to other companies with different capital or legal structures, which accordingly may be subject to disparate interest rates and effective tax rates, and to companies which may incur different amortization expenses or impairment charges related to intangible assets.
    Adjusted Operating Profit is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Adjusted Operating Profit is not intended to represent operating income under U.S. GAAP and should not be considered as an alternative to earnings before taxes as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Adjusted Operating Profit
    Mettler-Toledo’s non-GAAP measure, Adjusted Operating Profit, has certain material limitations as follows:

•	It excludes amortization expense. Because this item is recurring, any measure that excludes amortization expense has material limitations.
•	It does not include interest expense. Because Mettler-Toledo has borrowed money to finance some of its operations, interest is a necessary and ongoing part of its costs and has assisted Mettler-Toledo in generating revenue. Therefore any measure that excludes interest expense has material limitations.
•	It excludes restructuring charges. Because restructuring charges are a component of operating income under U.S. GAAP, any measure that excludes restructuring charges, has material limitations.
•	It excludes other charges (income), net. Because other charges (income), net is a component of operating income under U.S. GAAP, any measure that excludes other charges (income), net, has material limitations.

Adjusted Free Cash Flow
    Mettler-Toledo defines Adjusted Free Cash Flow as net cash provided by operating activities including proceeds from the sale of property, plant and equipment, less capital expenditures (net of related government funding), and before restructuring, acquisition cost payments, and tax reform payments. The most directly comparable U.S. GAAP financial measure is net cash provided by operating activities

    Mettler-Toledo believes Adjusted Free Cash Flow is important supplemental information for investors. It is used internally by senior management for measuring operating cash flow generation and setting performance targets for managers, and has historically been used as one of the means of providing guidance on possible future cash flows.
    Adjusted Free Cash Flow is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Adjusted Free Cash Flow is not intended to represent net cash provided by operating activities recorded under U.S. GAAP and should not be considered as an alternative to net cash provided by operating activities as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Adjusted Free Cash Flow
    Mettler-Toledo’s non-GAAP measure, Adjusted Free Cash Flow, has certain material limitations as follows:

•	It includes proceeds from the sale of property, plant and equipment and purchases of property, plant and equipment, which are not considered to be components of net cash provided by operating activities under U.S. GAAP. It excludes the portion of purchases of property, plant and equipment relating to government contract. Therefore any measure that includes proceeds from the sale of property, plant and equipment and purchases of property, plant and equipment has material limitations.
•	It excludes restructuring, acquisition cost payments, and tax reform payments which is considered to be a component of net cash provided by operating activities under U.S. GAAP. Therefore any measure that excludes these items has material limitations.

Local Currency Sales Growth
    Mettler-Toledo defines Local Currency Sales Growth as sales growth excluding the effect of currency exchange rate fluctuations that result from translating activity outside of the United States into U.S. dollars. The most directly comparable U.S. GAAP financial measure is U.S. dollar sales growth.
    Mettler-Toledo believes that Local Currency Sales Growth is important supplemental information for investors. Mettler-Toledo believes local currency information provides a helpful assessment of business performance and a useful measure of results between periods.
    Local Currency Sales Growth is used in addition to and in conjunction with results presented in accordance with U.S. GAAP. Local Currency Sales Growth is not intended to represent U.S. dollar sales growth under U.S. GAAP and should not be considered as an alternative to U.S. dollar sales growth as an indicator of Mettler-Toledo’s performance because of the following limitations.

Limitations of Mettler-Toledo’s non-GAAP measure, Local Currency Sales Growth
    Mettler-Toledo’s non-GAAP measure, Local Currency Sales Growth, has certain material limitations as follows:
    It does not include the effect of currency exchange rate fluctuations that result from translating activity outside of the United States into U.S. dollars. Because the effect of changes in foreign currency exchange rates is a component of sales growth under U.S. GAAP, any measure that excludes the effect of changes in foreign currency exchange rates, has material limitations.

    Adjusted Earnings per Share, Adjusted Operating Income, Adjusted Free Cash Flow and Local Currency Sales Growth should not be relied upon to the exclusion of U.S. GAAP financial measures, but reflect additional measures of comparability and means of viewing aspects of Mettler-Toledo’s operations that, when viewed together with its U.S. GAAP results and the accompanying reconciliations to net earnings, net cash provided by operating activities and diluted earnings per share, provide a more complete understanding of factors and trends affecting its business.
    Because Adjusted Earnings per Share, Adjusted Operating Income, Adjusted Free Cash Flow and Local Currency Sales Growth are not standardized, it may not be possible to compare with other companies’ non-GAAP financial measures having the same or similar names. We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.
    The Release provides a reconciliation of Adjusted Earnings per Share, Adjusted Operating Income and Adjusted Free Cash Flow to the most comparable financial measures recorded under U.S. GAAP. The Release also presents Local Currency Sales Growth in conjunction with its most comparable financial measure recorded under U.S. GAAP.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release, dated May 9, 2024, issued by Mettler-Toledo International Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).* * Submitted electronically with this Report in accordance with the provision of Regulation S-T.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METTLER-TOLEDO INTERNATIONAL INC.
Dated:	May 9, 2024	By:	/s/Shawn P. Vadala
Shawn P. Vadala

Chief Financial Officer

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